                                                                 EXHIBIT 10.17.1

                             CONTRIBUTION AGREEMENT

                                 AMENDMENT NO. 1

         This Amendment No. 1 ("Amendment") of the Contribution Agreement (the "Agreement"), dated as of June 15, 2000, effective as of August 10, 2000 is entered into by and among the following:

         1.       U.S. Propane, L.P., a Delaware limited partnership ("LP");

         2. Heritage Operating, L.P., a Delaware limited partnership ("Heritage OLP"); and

         3. Heritage Propane Partners, L.P., a Delaware limited partnership ("Heritage MLP").

         Capitalized terms not defined herein shall have the meanings assigned to them in the Agreement.

                                    RECITALS

         WHEREAS, the parties desire to restate Section 2.3 of the Agreement to accurately reflect the number of Common Units to be issued to the LP in exchange for the contribution of Heritage OLP Interests; and

         WHEREAS, the parties desire to restate Section 4.2(a) of the Agreement to provide for each Contributed Sub to become qualified to do business in each of the states where it will do business; and

         WHEREAS, the parties desire to restate Section 6.17 of the Agreement to accurately reflect the agreement of Heritage GP and the LP and their respective successors and assigns with respect to the vote of their Common Units; and

         WHEREAS, the parties desire to restate Exhibit 2.6 to the Agreement to reflect the appropriate date for the determination of Net Working Capital.

                                    AMENDMENT

         NOW, THEREFORE, Exhibit 2.6 to the Agreement is hereby deleted in its entirety and replaced with that certain Exhibit 2.6 attached as Annex I hereto, and Sections 2.3, 4.2(a) and 6.17 are hereby deleted in their entirety and restated to read as follows:

         2.3 ISSUANCE OF CERTIFICATE FOR COMMON UNITS. In exchange for the contribution of Heritage OLP Interests by the LP pursuant to Section 2.2(f), Heritage MLP shall issue to the LP a certificate representing Common Units, with the number of Common Units to be equal to the quotient (rounded to the nearest whole number) of $7,347,759.65 divided by the Average Price.


                                                          Contribution Agreement
                                                                 Amendment No. 1

         4.2 ORGANIZATION AND CAPITALIZATION OF THE CONTRIBUTED SUBS.

         (a) Each of the Contributed Subs that is a limited liability company will be, as of the Closing, duly organized under the laws of the jurisdiction of its formation, qualified to do business in each jurisdiction where the character of its business requires it to be so qualified (or, as of the Closing, such qualification shall be applied for and certified by an officer of such Contributed Sub) and will be wholly owned by the LP. None of the Contributed Subs will have any Subsidiaries or any equity interest in any other Person.

         6.17 VOTE OF COMMON UNITS. Heritage GP and the LP and their respective successors and assigns hereby covenant and agree to vote all of their Common Units (other than those issued pursuant to Section 2.3 (the "New Units")) at each meeting or vote of holders (the "Unitholders") of the Common Units, with respect thereto, for approval of the conversion of Class B Subordinated Units to Common Units (the "Conversion"), for the admission of the LP or its designee as general partner of Heritage MLP (the "Admission"), and for any amendment of the Heritage MLP Partnership Agreement related thereto. The LP agrees to grant James
E. Bertelsmeyer and H. Michael Krimbill its proxy, at each meeting or other vote of the Unitholders related to the Conversion, the Admission or any amendment of the Heritage MLP Partnership Agreement related thereto, to vote its New Units in the manner required by rule or interpretation of the New York Stock Exchange, Inc. (the "NYSE") for the listing of the New Units on the NYSE.

                     RATIFICATION OF CONTRIBUTION AGREEMENT

         FURTHER RESOLVED, that, except as expressly amended and restated herein, all of the terms and conditions of the Agreement shall remain in full force and effect.


                                       2
                                                          Contribution Agreement
                                                                 Amendment No. 1

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first written above.

                                       U.S. PROPANE, L.P.,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       BY:      U.S. PROPANE, L.L.C.,
                                                ITS GENERAL PARTNER


                                       By:
                                                --------------------------------
                                                Name:
                                                Title:

                                       HERITAGE OPERATING, L.P.,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       BY:      HERITAGE HOLDINGS, INC.,
                                                ITS GENERAL PARTNER


                                       By:
                                                --------------------------------
                                                Name:
                                                Title:

                                       HERITAGE PROPANE PARTNERS, L.P.,
                                       A DELAWARE LIMITED PARTNERSHIP

                                       BY:      HERITAGE HOLDINGS, INC.,
                                                ITS GENERAL PARTNER


                                       By:
                                                --------------------------------
                                                Name:
                                                Title:


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                                                          Contribution Agreement
                                                                 Amendment No. 1

                                                                     EXHIBIT 2.6

                                     ANNEX I



                               NET WORKING CAPITAL

PART 1

Definition of Net Working Capital

         As used herein, the term "Net Working Capital" shall be determined for the LP on a consolidated basis including all assets held by each Contributed Sub as of 12:01 a.m. on August 1, 2000 (the "Accounting Effective Time") and shall mean the current assets minus the assumed liabilities of such Contributed Sub as of the Accounting Effective Time, as such items are determined in accordance with GAAP but subject to the adjustments specified below under "Adjustments to Current Assets and Assumed Liabilities."

Adjustments to Current Assets and Assumed Liabilities

         Current assets include:

         o        Cash and cash equivalents

         o        Accounts receivable

         o        Notes receivable

         o        Liquids inventory

         o        Appliances

         o Non-consumable operating materials and supplies (based on a physical inventory conducted within 60 days of the Accounting Effective Time and adjustment to the Accounting Effective Time if necessary), including parts, fittings and regulators

         o        Prepaid expenses

         o        Prepaid utilities, service charges and rentals

         Assumed Liabilities include:


         o        Accounts payable

         o        Accrued liabilities (such as vacation and payroll)

         o Deferred credits (such as customer deposits, escheat and Permits)

         o Non-income taxes payable (such as sales taxes, motor fuel taxes and property taxes)

         o Present value of vehicle leases, discounted at 10% (discount rate subject to auditor approval)

         o The present value of payment obligations under noncompetition agreements, to the extent included in the balance sheet and not expensed, discounted at 10% (discount rate subject to auditor approval)

         o Credit balances on accounts receivable (prebuys, overpayments, budget plans)


                                Annex I - Page 1
                                                          Contribution Agreement
                                                                 Amendment No. 1

Assumed Liabilities do not include debt of the Contributed Subs repaid in accordance with Section 2.2(e) of the Contribution Agreement.

PART 2

Valuation of Net Working Capital

         The Net Working Capital shall be valued as of the Accounting Effective Time using the following valuation conventions:

         Except to the extent the LP provides sufficient documentation to reasonably support a different valuation percentage, each account receivable shall be valued based on a percentage of its face amount based on the age of such account or note receivable as of the Accounting Effective Time as follows:

                     Age of Receivable in Days                     Percentage
                                 0-30                                  100%
                                31-90                                   90%
                               91-120                                   75%
                                 >120                                   50%

         Liquids inventory:

         1. Working inventories are those gallons which are held at branch/satellite facilities and are used in the normal course of business for daily usage/deliveries. Those inventories should be valued at the laid-in market prices, which is based on applicable pipeline posted prices at the Accounting Effective Time.

         2. Supply position inventories are those inventories which have been purchased for future delivery or placed into storage for use as demand requires. These volumes could represent gallons that have been pre-sold or bought to protect against anticipated possible cost changes. These inventories should be valued at cost, including freight, storage and hedging cost.

         Each appliance shall be valued based on a percentage of original cost based on the age of such appliance as of the Accounting Effective Time as follows:

                        Age of Appliance in Months                Percentage
                                    0-12                              100%
                                   13-18                               75%
                                     >18                                0%

         Non-consumable operating materials and supplies shall be valued at the lower of cost or fair market value as of the Accounting Effective Time.


                                Annex I - Page 2
                                                          Contribution Agreement
                                                                 Amendment No. 1

         Prepaid expenses shall be valued as of the Accounting Effective Time in accordance with GAAP.

         All other items comprising Net Working Capital and not otherwise addressed herein shall be valued as of the Accounting Effective Time in accordance with GAAP.





                                Annex I - Page 3
                                                          Contribution Agreement
                                                                 Amendment No. 1